UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 1, 2021 (October 26, 2021)

LAVA MEDTECH ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-40965	86-2973712
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

303 Wyman Street, Suite 300
Waltham, Massachusetts 02451

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (781) 530-3868

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock, par value $0.0001 per share, and one-half of one Redeemable Warrant	LVACU	The Nasdaq Stock Market LLC

Shares of Class A common stock, par value $0.0001 per share, included as part of the units	LVAC	The Nasdaq Stock Market LLC

Redeemable warrants included as part of the units	LVACW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On October 29, 2021, LAVA Medtech Acquisition Corp. (the “Company”) consummated its initial public offering (the “IPO”) of 11,500,000 units (the “Units”), including 1,500,000 Units issued pursuant to the full exercise of the underwriters’ over-allotment option. Each Unit consists of one share of Class A common stock of the Company, par value $0.0001 per share (“Class A Common Stock”), and one-half of one redeemable warrant of the Company (“Warrant”), with each whole Warrant entitling the holder thereof to purchase one share of Class A Common Stock for $11.50 per share. The Units were sold at a price of $10.00 per Unit, generating gross proceeds to the Company of $115,000,000.

In connection with the IPO, the Company entered into the following agreements, forms of which were previously filed as exhibits to the Company’s Registration Statement on Form S-1 (File No. 333-259983) related to the IPO, initially filed with the U.S. Securities and Exchange Commission (the “Commission”) on October 1, 2021 and declared effective by the Commission on October 26, 2021 (as amended, the “Registration Statement”):

●	An Underwriting Agreement (the “Underwriting Agreement”), dated October 26, 2021, by and between the Company and RBC Capital Markets, LLC, as representative of the several underwriters, a copy of which is attached as Exhibit 1.1 hereto and incorporated herein by reference.

●	A Warrant Agreement, dated October 26, 2021, by and between the Company and Continental Stock Transfer & Trust Company (“CST”), as warrant agent, a copy of which is attached as Exhibit 4.1 hereto and incorporated herein by reference.

●	A Letter Agreement, dated October 26, 2021, by and among the Company, its officers, its directors and LAVA Medtech Sponsor LP (“Sponsor”), a copy of which is attached as Exhibit 10.1 hereto and incorporated herein by reference.

●	An Investment Management Trust Agreement, dated October 26, 2021, by and between the Company and CST, as trustee, a copy of which is attached as Exhibit 10.2 hereto and incorporated herein by reference.

●	A Registration Rights Agreement, dated October 26, 2021, by and among the Company and the Sponsor, a copy of which is attached as Exhibit 10.3 hereto and incorporated herein by reference.

●	A Private Placement Warrants Purchase Agreement, dated October 26, 2021, by and between the Company and the Sponsor, a copy of which is attached as Exhibit 10.4 hereto and incorporated herein by reference.

●	An Administrative Services Agreement, dated October 26, 2021, by and between the Company and the Sponsor, a copy of which is attached as Exhibit 10.5 hereto and incorporated herein by reference.

●	An Indemnity Agreement, dated October 26, 2021, by and between the Company and Anthony Natale, a copy of which is attached as Exhibit 10.6 hereto and incorporated herein by reference.

●	An Indemnity Agreement, dated October 26, 2021, by and between the Company and Gerry Brunk, a copy of which is attached as Exhibit 10.7 hereto and incorporated herein by reference.

●	An Indemnity Agreement, dated October 26, 2021, by and between the Company and Fritz A. LaPorte, a copy of which is attached as Exhibit 10.8 hereto and incorporated herein by reference.

●	An Indemnity Agreement, dated October 26, 2021, by and between the Company and Vasco Larcina, a copy of which is attached as Exhibit 10.9 hereto and incorporated herein by reference.

●	An Indemnity Agreement, dated October 26, 2021, by and between the Company and Richard Emmitt, a copy of which is attached as Exhibit 10.10 hereto and incorporated herein by reference.

●	An Indemnity Agreement, dated October 26, 2021, by and between the Company and Daniel Hetu, a copy of which is attached as Exhibit 10.11 hereto and incorporated herein by reference.

●	An Indemnity Agreement, dated October 26, 2021, by and between the Company and Peter van der Velden, a copy of which is attached as Exhibit 10.12 hereto and incorporated herein by reference.

Item 3.02.	Unregistered Sales of Equity Securities.

Simultaneously with the closing of the IPO, pursuant to the Private Placement Warrants Purchase Agreement, the Company completed the private sale of an aggregate of 8,175,000 warrants (the “Private Placement Warrants”) to the Sponsor at a purchase price of $1.00 per Private Placement Warrant, generating gross proceeds to the Company of $8,175,000. The Private Placement Warrants are identical to the Warrants sold as part of the Units in the IPO, except as otherwise disclosed in the Registration Statement. No underwriting discounts or commissions were paid with respect to such sale. The issuance of the Private Placement Warrants was made pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act of 1933, as amended.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective as of October 25, 2021, the following individuals were appointed to the board of directors of the Company: Mr. Peter van der Velden, Mr. Fritz A. LaPorte, and Mr. Richard Emmitt. Additional information regarding, among other things, such individuals’ background, board committee membership and compensatory arrangements is contained in the Registration Statement and is incorporated herein by reference.

Item 5.03.	Amendments to Certificate of Incorporation or Bylaws; Change in Fiscal Year

In connection with the IPO, the Company filed its Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware. The terms of the Amended and Restated Certificate of Incorporation are set forth in the Registration Statement and are incorporated herein by reference. A copy of the Amended and Restated Certificate of Incorporation is attached as Exhibit 3.1 hereto and incorporated herein by reference.

Item 8.01.	Other Events

In connection with the IPO, the Company adopted a Code of Ethics. A copy of the Code of Ethics is attached as Exhibit 14.1 hereto and incorporated herein by reference.

A total of $117,875,000, comprised of $112,700,000 of the proceeds from the IPO (which includes $4,025,000 of deferred underwriting commissions) and $5,175,000 of the proceeds of the sale of the Private Placement Warrants, was placed in a U.S.-based trust account maintained by Continental Stock Transfer & Trust Company, acting as trustee. Except with respect to interest earned on the funds held in the trust account that may be released to the Company to pay its taxes (less up to $100,000 of interest that may be needed to pay dissolution expenses, if any), the funds held in the trust account will not be released from the trust account until the earliest of (i) the completion of the Company’s initial business combination, (ii) the redemption of the Company’s public shares properly submitted in connection with a stockholder vote to amend the Company’s Amended and Restated Certificate of Incorporation (a) to modify the substance or timing of its obligations to redeem 100% of the Company’s public shares if it does not complete its initial business combination within 18 months from the closing of the IPO (such period, the “Combination Period”) or (b) with respect to any other material provision relating to stockholders’ rights or pre-initial business combination activity and (iii) the redemption of 100% of the Company’s public shares if the Company has not completed its initial business combination within the Combination Period, subject to applicable law.

On October 26, 2021, the Company issued a press release announcing the pricing of the IPO, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K.

On October 29, 2021, the Company issued a press release announcing the closing of the IPO, a copy of which is attached as Exhibit 99.2 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

The following exhibits are being filed herewith:

Exhibit No.	Description
1.1	Underwriting Agreement, dated October 26, 2021, by and between the Company and RBC Capital Markets, LLC, as representative of the several underwriters.

3.1	Amended and Restated Certificate of Incorporation, filed on October 26, 2021.

4.1	Warrant Agreement, dated October 26, 2021, by and between the Company and Continental Stock Transfer & Trust Company, as warrant agent.

10.1	Letter Agreement, dated October 26, 2021, by and among the Company, its officers, its directors and LAVA Medtech Sponsor LP.

10.2	Investment Management Trust Agreement, dated October 26, 2021, by and between the Company and Continental Stock Transfer & Trust Company, as trustee.

10.3	Registration Rights Agreement, dated October 26, 2021, by and among the Company and LAVA Medtech Sponsor LP.

10.4	Private Placement Warrants Purchase Agreement, dated October 26, 2021, by and between the Company and LAVA Medtech Sponsor LP.

10.5	Administrative Services Agreement, dated October 26, 2021, by and between the Company and LAVA Medtech Sponsor LP.

10.6	Indemnity Agreement, dated October 26, 2021, by and between the Company and Anthony Natale

10.7	Indemnity Agreement, dated October 26, 2021, by and between the Company and Gerry Brunk

10.8	Indemnity Agreement, dated October 26, 2021, by and between the Company and Fritz A. LaPorte

10.9	Indemnity Agreement, dated October 26, 2021, by and between the Company and Vasco Larcina

10.10	Indemnity Agreement, dated October 26, 2021, by and between the Company and Richard Emmitt

10.11	Indemnity Agreement, dated October 26, 2021, by and between the Company and Daniel Hetu

10.12	Indemnity Agreement, dated October 26, 2021, by and between the Company and Peter van der Velden

14.1	Code of Ethics

99.1	Press Release, dated October 26, 2021.

99.2	Press Release, dated October 29, 2021.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LAVA MEDTECH ACQUISITION CORP.

	By:	/s/ Anthony Natale
		Name:	Anthony Natale
		Title:	Chief Executive Officer

Dated: November 1, 2021